The Glenmede Fund, Inc.
Core Fixed Income Portfolio
Supplement dated June 12, 2009 to the Prospectus and to the Statement of Additional Information, each dated February 28, 2009

The following information replaces the first paragraph under “Principal Investment Strategies” of the section captioned “Core Fixed Income Fund” in the RISK/RETURN SUMMARY on page 4 of the Prospectus:

The Portfolio invests primarily in mortgage-backed securities and fixed-income securities issued or guaranteed by the U.S. Treasury or U.S. Government-related agencies and in debt obligations of domestic and foreign companies. The Portfolio may also invest in privately issued mortgage-backed securities and repurchase agreements collateralized by U.S. Government securities. It may also enter into reverse repurchase agreements.

The following information replaces the third paragraph under the heading “Core Fixed Income Portfolio” in the section of the Prospectus captioned “Bond Portfolios” on pages 16-17 of the Prospectus:

The Portfolio invests primarily in mortgage-backed securities and fixed-income securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or other agencies or instrumentalities sponsored by the U.S. Government (collectively “U.S. Government Securities”) and in debt obligations of domestic and foreign companies. Debt obligations of companies or other entities guaranteed by the U.S. Government, its agencies or instrumentalities are considered by the Portfolio to be obligations of the guarantor. The Portfolio may also invest in privately issued mortgage-backed securities. The Portfolio expects to achieve consistent results over the long term. The dollar-weighted average maturity of the Portfolio is expected to be between three and ten years. Under normal circumstances, at least 50% of the Portfolio’s net assets (including borrowings for investment purposes) will be invested in U.S. Government securities and repurchase agreements collateralized by U.S. Government Securities.  The Portfolio may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategy in response to adverse market, economic, political or other conditions.  Such investments may include, for example, cash and short-term debt instruments which meet the Portfolio’s quality criteria.  A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio’s performance.  To the extent the Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective.  The net asset value of the Portfolio will fluctuate.

The following information replaces the first paragraph under the heading “Core Fixed Income Portfolio” in the section captioned INVESTMENT STRATEGIES on page 2 of the Statement of Additional Information:

The Portfolio may invest in the following securities: (i) straight-debt and mortgage-backed obligations issued or guaranteed by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions which are not direct obligations of the U.S. Government but which involve governmental agencies, enterprises or instrumentalities; (iii) any other publicly or privately placed, unrated securities issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities, which, in the opinion of the Portfolio’s advisor, are equivalent in credit quality to securities rated at least A by Standard & Poor’s® Rating Group (“S&P®"”) or Moody's Investors Service, Inc (“Moodys”); (iv) mortgage-backed and asset-backed obligations which are privately issued with a rating of at least A by S&P or Moody's or which if unrated, are in the opinion of the Portfolio’s advisor equivalent in credit quality to securities so rated; and (v) debt obligations of domestic and foreign companies rated at least A by S&P or Moody's or which if unrated, are in the advisor's opinion equivalent in credit quality to securities so rated. Any of the above securities may be variable or floating rate. Under normal circumstances, the Portfolio will invest no more than 35% of the value of its total assets in the securities described in (ii) and (iv), and no more than 50% of the value of its total assets in the securities described in (v) of the first sentence of this paragraph. Debt obligations issued by companies or other entities that are guaranteed by the U.S. Government, its agencies or instrumentalities are considered by the Portfolio to be obligations of the guarantor and are not subject to this percentage limitation.